UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2015

Creative Realities, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Audrey Place, Fairfield, NJ 07004

(Address of principal executive offices)

(973) 324-6660

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 21, 2015, Creative Realities, Inc. filed a Form 8-K (the “Initial Report”) reporting the October 15, 2015 completion of its acquisition of ConeXus World Global, LLC pursuant to the Agreement and Plan of Merger and Reorganization dated as of August 11, 2015, as amended on October 15, 2015. Creative Realities is filing this amendment to (i) file the historical financial statements of ConeXus World Global LLC and Affiliate as required by Item 9.01(a), (ii) file the interim financial statements of ConeXus World Global LLC and Affiliate required by Item 9.01(a) of Form 8-K, and (iii) file the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K. No other amendments to the Initial Report are being effected hereby.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated balance sheets of ConeXus World Global LLC and Affiliate as of and for the years ended December 31, 2014 and 2013 and the related consolidated statements of income, comprehensive income, changes in members deficit, and cash flows for the years then ended, and the notes related thereto. The unaudited consolidated balance sheet as of September 30, 2015, and the related unaudited condensed consolidated statements of income, comprehensive loss, changes in members’ deficit and cash flows for the periods ended September 30, 2015 and 2014, and the notes related thereto, are included as part of this Form 8-K/A and are incorporated herein by this reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information of Creative Realities as of September 30, 2015 and for the periods ended December 31, 2014 and September 30, 2014, is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(c)	Exhibits.

Exhibit No.	Description

23.2	Consent of Monroe Shine & Co., Inc. (filed herewith)

99.1	Audited Financial Statements of ConeXus World Global LLC and Affiliate for the years ended December 31, 2014 and 2013 (filed herewith)

99.2

Unaudited consolidated balance sheet of ConeXus World Global LLC and Affiliate as of September 30, 2015 and the unaudited consolidated statements of income, comprehensive income, changes in members deficit, and cash flows for the periods ended September 30, 2015 and 2014 and the notes related thereto (filed herewith)

99.3	Unaudited pro forma financial information of Creative Realities, Inc. as of September 30, 2015 and for the periods ended September 30, 2015 and December 31, 2014 (filed herewith)

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATIVE REALITIES, INC.:
(Registrant)

By:	/s/ John Walpuck
John walpuck
Chief Financial Officer

Dated: December 28, 2015

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EXHIBIT INDEX

Exhibit No.	Description

23.2	Consent of Monroe Shine & Co., Inc. (filed herewith)

99.1	Audited Financial Statements of ConeXus World Global LLC and Affiliate for the years ended December 31, 2014 and 2013 (filed herewith)

99.2

Unaudited consolidated balance sheet of ConeXus World Global LLC and Affiliate as of September 30, 2015 and the unaudited consolidated statements of income, comprehensive income, changes in members deficit, and cash flows for the periods ended September 30, 2015 and 2014 and the notes related thereto (filed herewith)

99.3	Unaudited pro forma financial information of Creative Realities, Inc. as of September 30, 2015 and for the periods ended September 30, 2015 and December 31, 2014 (filed herewith)

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